UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Trademark Drive #108

Reno, Nevada 89521

(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Global Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2023, Dragonfly Energy Holdings Corp. (the “Company”) and John Marchetti, the Company’s Chief Financial Officer, entered into the First Amended and Restated Employment Agreement (the “Restated Agreement”), which amended and restated the employment agreement, dated October 11, 2022, by and between the Company and Mr. Marchetti (the “Original Agreement”). The Restated Agreement provides that Mr. Marchetti will receive a minimum annual bonus of $175,000 for the fiscal year ending December 31, 2023. All other terms of the Restated Agreement remain the same as the Original Agreement.

The foregoing summary is qualified in its entirety by reference to the full text of the Restated Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 28, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). The matters voted on at the Special Meeting were the following proposals: (1) the approval of the reincorporation by conversion of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”); and (2) to approve the adjournment of the Special Meeting in the event that the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Reincorporation proposal were insufficient.

At the Special Meeting, both of the foregoing stockholder proposals were approved, based upon an aggregate of 43,272,728 shares of Common Stock outstanding as of January 17, 2023, which was the record date for the Special Meeting. The final voting results were as follows:

1.	The proposal to approve the Reincorporation was approved by a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting based upon the following votes:

Votes For	Votes Against	Abstentions
34,524,149	67,351	1,675

2.	The proposal to approve the adjournment of the Special Meeting in the event the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Reincorporation proposal were insufficient was approved by a majority of the voting power of the votes cast based upon the following votes:

Votes For	Votes Against	Abstentions
34,493,156	74,959	25,060

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
10.1	First Amended and Restated Employment Agreement, dated February 24, 2023, by and between Dragonfly Energy Holdings Corp. and John Marchetti.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Date: March 2, 2023	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	President and Chief Executive Officer